UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22899

CG Funds Trust
 (Exact name of registrant as specified in charter)

805 Third Avenue, Suite 1120
New York, NY  10022
  (Address of principal executive offices) (Zip code)

Robert P. Morse, President & Chief Executive Officer
CG Funds Trust
805 Third Avenue, Suite 1120
New York, NY  10022
  (Name and address of agent for service)

(646)-568-4083
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period:  October 31, 2018

Item 1. Report to Stockholders.

CG Funds Trust

CG Core
Total Return Fund

Institutional Class: CGBNX

ANNUAL REPORT
OCTOBER 31, 2018

CG CORE TOTAL RETURN FUND
SHAREHOLDER LETTER

Dear Shareholders,

For the fiscal year ended October 31, 2018, your Fund produced a total return of 2.49%.

Despite the recent correction, the market’s backdrop remains solid and there is little evidence of fundamental deterioration. Although growth may have slowed, the U.S. economy is still chugging along. Fiscal policy is supportive, and progress is being made on trade. Unemployment is at a 49-year low. Business optimism and consumer confidence are at or near multi-year highs and corporate profits continue growing at a double-digit rate.

Progress is being made with international trade negotiations removing uncertainty and calming investor anxiety. At the end of September, the United States-Mexico-Canada Agreement (USMCA) was signed. The trade dispute with China continues, but its impact will not derail our economy.

The Federal Reserve has continued a gradual process of “normalization,” reducing its balance sheet and raising interest rates. The slow pace of both of these actions is under appreciated. In addition, Fed chairman, Jerome Powell, has indicated that decisions will not be purely model driven, and will not continue this path without supportive market conditions. The strong economic growth momentum should enable the economy to readily absorb negative effects from tariffs, higher rates and balance sheet tightening by the Federal Reserve.

September economic data reflects strong business trends, continued growth and optimism. The National Federation of Independent Business (NFIB) reported that their Small Business Optimism Index posted the third highest reading in the survey’s 45-year history. This follows a record-breaking reading in August. The Institute for Supply Management (ISM) reported their manufacturing index registered 59.8% and non-manufacturing index 61.6% (readings above 50% indicate growth). The non-manufacturing index posted its highest level since inception in 2008 and 104 consecutive months of expansion. The University of Michigan’s September Survey of Consumers reported their sentiment index rose above 100, for only the third time since 2004, indicating strong household optimism.

U.S. equity earnings and revenue continue to increase at a strong pace. According to Factset’s Earnings Insight on November 23rd, in 3Q18, 78% of S&P 500 companies have reported positive earnings per share surprise and 61% have reported positive sales surprise. Also, for 3Q18 the blended earnings growth rate for the S&P 500 is 25.9% which would be the highest earnings growth since 3Q 2010.

As we witnessed in the second quarter, we have seen another emotional correction in investor sentiment. This time stock market volatility was triggered by a spike in bond yields. The movement in yields was partly caused by Fed tightening and partly by increased term premium, a risk on trade, indicating confidence in continued economic growth.  The pending earnings season should refocus investors back to corporate profits and be supportive of the stock market.

During the 12 months ending October 31, 2018, Health Equity (HQY) was the largest contributor to the Fund for the period returning 82.8%. Last year’s greatest detractor to the Fund, our conviction in this name was rewarded due to the double-digit increase in health savings accounts (HSA’s) of which HQY is the leader in this sector. We expect the increase of health savings to continue into 2019 at a strong pace and remain long on this idea.

Amazon (AMZN) was the second largest contributor to performance returning 44.6% for the period. In addition to strong growth in AMZN, Amazon’s continued push as the platform providing online consumer goods, and expansion

CG CORE TOTAL RETURN FUND
SHAREHOLDER LETTER (continued)

into online streaming content, etc. means we remain bullish on the name despite the increased threat of regulation and new taxes coming from governments globally.

Adobe was our third largest contributor to return at 40.3%. Their leading edge in the creative cloud and subscription model allows for what we believe to be the greatest product offering. As customers continue to digitally transform and collaborate via the creative cloud, we believe Adobe should continue its growth at a strong pace.

NXP Semiconductors (NXPI) was the greatest detractor to performance at -35.9%. Shares pulled back due to the proposed takeover offer of $120 per share from Qualcomm collapsing. At this point in the cycle NXPI looks like it contains growth at a reasonable value trading at a single digit forward PE. We believe that patience in this name will be rewarded over the long run as NXPI is the global leader in near field communication in the automobile sector.

Spring Bank Pharmaceuticals was our second largest detractor at -34.3%. Spring Bank is a clinical stage bio pharmaceutical company that is currently in a partnership with Gilead to develop a hepatitis B drug cocktail treatment. The data from this trial collaboration continues to impress and we feel there are further potential catalysts in 2019 as more data is released.

DowDupont (DWDP) was also a detractor at -25.4%. Dollar strength hurt this material name as it compressed their margins. We feel that the approaching split of the DWDP into three different companies and stronger material prices in 2019, and potential for dollar weakness will provide a lift to shares.

Sincerely,

Robert P. Morse
President

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a Prospectus.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The NFIB Small Business Optimism Index is a measurement of overall optimism or pessimism that business owners feel about the current business prospects of their respective business.

The ISM Manufacturing Index is measurement of overall employment, inventories, production, supplier deliveries and new orders within the manufacturing sector.  The ISM Non-Manufacturing Index is the same measurement of 400 non-manufacturing companies’ business activity.

It is not possible to invest directly in an index.

Earnings per share (EPS) is the portion of a company’s profit that is allocated to each outstanding share of common stock, serving as an indicator of the company’s financial health.

Forward price to earnings ratio is defined as a measure of a given company current market price “P” divided by the expected future earnings “E”.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

The CG Core Total Return Fund is distributed by Quasar Distributors, LLC.

CG CORE TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
October 31, 2018

	Shares	Value

COMMON STOCKS – 78.2%

Capital Goods – 5.9%
Boeing Co.	350	$124,201
Caterpillar, Inc.	900	109,188
Cummins, Inc.	600	82,014
Lockheed Martin Corp.	400	117,540
		432,943

Commercial &
Professional Services – 2.0%
Cintas Corp.	800	145,496

Consumer Durables & Apparel – 5.0%
D.R. Horton, Inc.	2,500	89,900
LVMH Moet Hennessy
Louis Vuitton – ADR	1,000	60,575
Roku, Inc. (a)	1,000	55,600
Tapestry, Inc.	2,000	84,620
VF Corp.	1,000	82,880
		373,575

Diversified Financials – 2.0%
American Express Co.	700	71,911
Intercontinental Exchange, Inc.	1,000	77,040
		148,951

Energy – 5.1%
Cheniere Energy, Inc. (a)	1,000	60,410
EOG Resources, Inc.	1,000	105,340
Marathon Petroleum Corp.	1,700	119,765
Pioneer Natural Resources Co.	600	88,362
		373,877

Health Care
Equipment & Services – 5.7%
HealthEquity, Inc. (a)	1,500	137,700
IDEXX Laboratories, Inc. (a)	600	127,272
UnitedHealth Group, Inc.	600	156,810
		421,782

Materials – 1.4%
DowDuPont, Inc.	2,000	107,840

Media & Entertainment – 5.7%
Alphabet, Inc. – Class A (a)	140	152,681
Netflix, Inc. (a)	300	90,534
Sirius XM Holdings, Inc.	10,000	60,200
Walt Disney Co.	1,000	114,830
		418,245

Pharmaceuticals, Biotechnology
& Life Sciences – 12.5%
Emergent BioSolutions, Inc. (a)	1,500	91,785
Gilead Sciences, Inc.	2,000	136,360
Jazz Pharmaceuticals PLC (a)	600	95,292
Ligand Pharmaceuticals, Inc. (a)	500	82,405
Regeneron
Pharmaceuticals, Inc. (a)	300	101,772
Spring Bank
Pharmaceuticals, Inc. (a)	5,000	50,250
Thermo Fisher Scientific, Inc.	600	140,190
Vertex Pharmaceuticals, Inc. (a)	700	118,622
Zoetis, Inc.	1,200	108,180
		924,856

Retailing – 4.5%
Amazon.com, Inc. (a)	130	207,742
Home Depot, Inc.	700	123,116
		330,858

Semiconductors & Semiconductor
Equipment – 5.5%
Intel Corp.	1,500	70,320
Micron Technology, Inc. (a)	3,500	132,020
NVIDIA Corp.	600	126,498
NXP Semiconductors NV	1,000	74,990
		403,828

Software & Services – 11.3%
Accenture PLC – Class A	600	94,572
Adobe Systems, Inc. (a)	1,000	245,760
Microsoft Corp.	1,500	160,215
MongoDB, Inc. (a)	2,000	163,000
PayPal Holdings, Inc. (a)	2,000	168,380
		831,927

Technology Hardware
& Equipment – 3.3%
Apple, Inc.	600	131,316
Palo Alto Networks, Inc. (a)	600	109,824
		241,140

Telecommunication Services – 1.1%
Verizon Communications, Inc.	1,500	85,635

Transportation – 7.2%
Alaska Air Group, Inc.	1,500	92,130
CSX Corp.	2,000	137,720
Delta Air Lines, Inc.	1,500	82,095

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (continued)
October 31, 2018

	Shares	Value

COMMON STOCKS – 78.2% (continued)

Transportation – 7.2% (continued)
FedEx Corp.	500	$110,170
J.B. Hunt Transport Services, Inc.	1,000	110,610
		532,725
TOTAL COMMON STOCKS
(Cost $4,821,302)		$5,773,678

	Principal
	Amount

FIXED INCOME – 10.2%

CORPORATE BONDS – 8.3%

Banks – 1.3%
Citigroup, Inc.
2.700%, 03/30/2021	$100,000	97,966

Capital Goods – 1.6%
Boeing Co.
2.125%, 03/01/2022	125,000	120,797

Insurance – 1.4%
MetLife, Inc.
5.250%, 12/29/2049	100,000	100,875

Pharmaceuticals, Biotechnology
& Life Sciences – 4.0%
Amgen, Inc.
2.200%, 05/22/2019	100,000	99,618
2.125%, 05/01/2020	100,000	98,394
Celgene Corp.
3.250%, 02/20/2023	100,000	97,044
		295,056
TOTAL CORPORATE BONDS
(Cost $621,501)		$614,694

	Shares

PREFERRED STOCKS – 1.9%

Banks – 1.0%
HSBC Holdings PLC,
Series A, 6.200%	2,000	51,640
JPMorgan Chase & Co.,
Series T, 6.700%	800	20,200
		71,840

Insurance – 0.9%
Aegon NV, 6.375%	2,500	63,250
TOTAL PREFERRED STOCKS
(Cost $134,153)		$135,090
TOTAL FIXED INCOME
(Cost $755,654)		$749,784

INVESTMENT COMPANIES – 2.8%
Eaton Vance Floating
Rate Income Trust	8,000	109,920
Virtus Seix Floating Rate High
Income Fund, Class I	11,521	99,654
TOTAL INVESTMENT
COMPANIES
(Cost $218,437)		$209,574

SHORT-TERM INVESTMENT – 9.6%
Fidelity Institutional Government
Portfolio, Class I, 2.06% (b)
TOTAL SHORT-TERM
INVESTMENT
(Cost $709,995)	709,995	$709,995

TOTAL INVESTMENTS
(Cost $6,505,388) – 100.8%		$7,443,031
Other Assets &
Liabilities, Net – (0.8)%		(57,900)
TOTAL NET
ASSETS – 100.0%		$7,385,131

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown is the annualized seven-day effective yield as of October 31, 2018.
ADR – American Depositary Receipt

The Global Industry Classification Standard (“GICS®”) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

ASSETS:
Investments, at value (cost $6,505,388)	$7,443,031
Cash	452
Receivable for fund shares sold	891
Dividends and interest receivable	9,654
Expense waiver/reimbursement
due from Adviser (Note 4)	18,508
Prepaid expenses	11,185
Total Assets	7,483,721
LIABILITIES:
Payable for investments purchased	44,789
Accrued administration and
fund accounting fees	18,697
Accrued audit fees	15,000
Accrued trustee fees	2,101
Accrued other fees	18,003
Total Liabilities	98,590
NET ASSETS	$7,385,131

NET ASSETS CONSIST OF:
Capital stock	$6,005,782
Total distributable earnings	1,379,349
TOTAL NET ASSETS	$7,385,131

Institutional Class Shares:
Net Assets	$7,385,131
Shares issued and outstanding(1)	536,793
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$13.76

(1)	Unlimited shares authorized, with no par value.

CG CORE TOTAL RETURN FUND
STATEMENT OF OPERATIONS
For the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income	$76,791
Less: Foreign taxes withheld	(327)
Interest income	19,332
Total investment income	95,796

EXPENSES:
Administration and fund
accounting fees (Note 4)	75,175
Investment advisory fees (Note 4)	54,150
Federal and state registration fees	28,808
Transfer agent fees and expenses (Note 4)	20,264
Audit fees	15,001
Insurance expense	11,999
Legal fees	9,264
Compliance fees	8,000
Reports to shareholders	6,368
Custody fees (Note 4)	6,080
Trustees' fees and expenses	5,711
Other expenses	2,835
Total expenses before expense
waiver/reimbursement	243,655
Expenses waived/reimbursed
by Adviser (Note 4)	(171,455)
Net expenses	72,200
NET INVESTMENT INCOME	23,596

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on
investment transactions	434,238
Change in unrealized
appreciation on investments	(349,758)
Net realized and unrealized
gain (loss) on investments	84,480
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$108,076

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$23,596	$22,211
Net realized gain on investment transactions	434,238	224,560
Change in unrealized appreciation on investments	(349,758)	1,162,243
Net increase in net assets resulting from operations	108,076	1,409,014

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,286,376	1,189,311
Proceeds from reinvestment of distributions	21,193	27,227
Payments for shares redeemed	(168,988)	(144,732)
Net increase in net assets from capital share transactions	1,138,581	1,071,806

DISTRIBUTIONS TO SHAREHOLDERS	(21,193)	(27,227)

TOTAL INCREASE IN NET ASSETS	1,225,464	2,453,593

NET ASSETS:
Beginning of year	6,159,667	3,706,074
End of year	$7,385,131	$6,159,667 *

*	Includes undistributed net investment income of $14,861.

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2018

1.	Organization
 CG Funds Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated October 28, 2013, as amended January 13, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The CG Core Total Return Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to produce growth of capital, with a secondary objective of realization of current income through the receipt of interest or dividends. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on December 31, 2013.  The Fund currently offers an Institutional Class of shares. The Investor Class shares are not currently available for purchase. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.	Significant Accounting Policies
 The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund intends to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to the unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended October 31, 2018, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for the tax years prior to the year ended October, 31, 2015.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2018, the Fund increased total distributable earnings by $1 and decreased capital stock by $1.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Securities Valuation
 The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

 Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Fixed Income Securities – Fixed income securities consist primarily of investment grade preferred stock, corporate bonds and U.S. government agency securities.  Preferred stock and closed-end funds primarily traded on a national securities exchange will be valued and classified within the fair value hierarchy following the same procedures outlined under Equity Securities above.  Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in Level 2 of the fair value hierarchy.  U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and/or valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

 The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2018:

				Total
	Level 1	Level 2	Level 3	Value
Common Stocks*	$5,773,678	$—	$—	$5,773,678
Corporate Bonds*	—	614,694	—	614,694
Preferred Stocks*	135,090	—	—	135,090
Investment
Companies	209,574	—	—	209,574
Short-Term
Investment	709,995	—	—	709,995
	$6,828,337	$614,694	$—	$7,443,031

*	Please refer to the Schedule of Investments for further industry breakout.

4.	Investment Advisory Fee and Other Transactions with Affiliates
 The Trust has an agreement with Wall Street Management Corporation (“WSMC”, the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.  On January 3, 2017, Morse Asset Management, Inc. (“MAM”) and WSMC entered into a Management Services Agreement pursuant to which MAM will provide administrative services to the Fund, and replaced CG Asset Management LLC (“CGAM”) as a party to the Management Services Agreement.  WMSC pays MAM a monthly management services fee from its advisory fee.  Prior to January 3, 2017, CGAM provided administrative services to the Fund.

 The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of average daily net assets of the Fund’s Institutional Class shares, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursements occurred. The Operating Expense Limitation Agreement will be in effect through at least February 28, 2028, unless terminated by the Board of Trustees prior to any such renewal.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
10/31/2021	$171,455
10/31/2020	$171,180
10/31/2019	$178,760

 U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board of Trustees; monitors the activities of the Fund’s custodian, coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.   As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, and custody for the year ended October 31, 2018 are disclosed in the Statement of Operations.

 Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.	Distribution Costs
 The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. Effective September 19, 2014, the Plan was suspended due to the closing of the Investor Class. The Plan permitted the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursements for distribution and service activities.

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

6.	Shares of Common Stock
 Transactions in shares of common stock were as follows:

	Year Ended	Year Ended
	October 31,	October 31,
	2018	2017
Institutional Class:
Shares sold	89,776	98,621
Shares issued to holders in
reinvestment of dividends	1,548	2,581
Shares redeemed	(11,729)	(12,013)
Net increase in
shares outstanding	79,595	89,189

7.	Investment Transactions
 The aggregate purchases and sales of securities for the year ended October 31, 2018, excluding short-term investments, were $6,135,580 and $5,655,213, respectively.  There were no purchases or sales of long-term U.S. government securities.

8.	Income Tax Information
 As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Cost of Investments	$6,508,298
Gross unrealized appreciation	$1,137,480
Gross unrealized depreciation	$(202,747)
Net unrealized appreciation	$934,733
Undistributed ordinary income	$54,731
Undistributed long-term capital gain	$389,885
Total distributable earnings	$444,616
Other Accumulated Losses	$—
Total accumulated earnings	$1,379,349

 The cost of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

 As of October 31, 2018, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2018, the Fund did not defer any late year losses.

 The tax character of distributions paid during the year ended October 31, 2018, was as follows:

Ordinary	Long Term
Income	Capital Gains	Total
$21,193	$—	$21,193

 The tax character of distributions paid during the year ended October 31, 2017, was as follows:

Ordinary	Long Term
Income	Capital Gains	Total
$27,227	$—	$27,227

9.	Control Ownership
 The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of October 31, 2018, Charles Schwab & Company, for the benefit of their customers, owned 54.36%.

10.	Guarantees and Indemnifications
 In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

11.	Subsequent Events
 On December 14, 2018, the Fund paid an ordinary income distribution of $31,644 or $.05835 per share, a short-term capital gain distribution of $37,471 or $.06910 per share, and a long-term capital gain distribution of $389,886 or $.071899 per share.

 Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

CG CORE TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout the period.

					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Inception(1) to
	October 31,	October 31,	October 31,	October 31,	October 31,
	2018	2017	2016	2015	2014
Institutional Class

Per Share Data:
Net asset value, beginning of period	$13.47	$10.07	$10.50	$10.54	$10.00

Income from investment operations:
Net investment income(2)	0.05	0.05	0.07	0.07	0.01
Net realized and unrealized
gain (loss) on investments(3)	0.29	3.42	(0.47)	(0.04)	0.53
Total from investment operations	0.34	3.47	(0.40)	0.03	0.54

Less distributions from:
Net investment income	(0.05)	(0.07)	(0.03)	(0.07)	—
Net realized gains on investments	—	—	—	—	—
Total distributions	(0.05)	(0.07)	(0.03)	(0.07)	—
Net asset value, end of period	$13.76	$13.47	$10.07	$10.50	$10.54

Total return	2.49%	34.68%	(3.84)%	0.29%	5.40	%(4)

Supplemental data and ratios:
Net assets, end of period (000’s)	$7,385	$6,160	$3,706	$2,633	$1,314
Ratio of operating expenses to average
net assets, before waiver/reimbursement	3.37%	4.60%	6.51%	11.78%	39.24	%(5)
Ratio of operating expense to average
net assets, net of waiver/reimbursement	1.00%	1.00%	1.00%	1.00%	1.00	%(5)
Ratio of net investment income (loss) to average
net assets, before waiver\reimbursement	(2.05)%	(3.13)%	(4.73)%	(10.15)%	(37.80	)%(5)
Ratio of net investment income (loss) to average
net assets, net of waiver/reimbursement	0.32%	0.47%	0.78%	0.64%	0.44	%(5)
Portfolio turnover rate	83.71%	142.71%	155.41%	130.41%	83.53	%(4)
__________

(1)	Inception date of the Fund was December 31, 2013.
(2)	Per share amounts are calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of CG Core Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CG Core Total Return Fund (the “Fund”), a series of CG Funds Trust including the schedule of investments, as of October 31, 2018, the related statement of operations, the statement of changes in net assets and financial highlights for the for the year then ended, and the related notes (collectively referred to as the “financial statements”). The statement of changes in net assets for the year ended October 31, 2017 and the financial highlights for each of the three years in the year ended October 31, 2017 and for the period from December 31, 2013 (commencement of operations) to October 31, 2014 have been audited by other auditors, whose report dated December 21, 2017 expressed unqualified opinions on such financial statements and financial highlights.  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2018.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 21, 2018

CG CORE TOTAL RETURN FUND
VALUE OF $100,000 INVESTMENT (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2018

			Since
	One Year	Three Year	Inception(4)
Institutional Class	2.49%	9.90%	7.26%
Russell 1000 Index(1)	6.98%	11.31%	10.21%
Bloomberg Barclays U.S. Intermediate
Government/Credit Index(2)	-1.09%	0.90%	1.55%
60% Russell 1000/40% Bloomberg Barclays
U.S. Intermediate Government/Credit Index(3)	3.86%	7.16%	6.81%

(1)	The Russell 1000 Index is an unmanaged capitalization weighted index generally representative of the U.S. market for large-capitalization stocks. It is a subset of the Russell 3000® Index.
(2)
The Bloomberg Barclays U.S. Intermediate Government/Credit Index measures the performance of short to intermediate (1-10 year) government and corporate fixed rate debt issues and is an unmanaged index and includes fixed rate debt issues rated investment grade or higher.

(3)
The 60% Russell 1000 Index/40% Bloomberg Barclays U.S. Intermediate Government/Credit Index is a blended benchmark consisting of 60% of the Russell 1000 Index and 40% of the Barclays Intermediate Government/Credit Index.

(4)	Inception date of Institutional Class was December 31, 2013.

CG CORE TOTAL RETURN FUND
EXPENSE EXAMPLE
For the Period Ended October 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5%  hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period(1)
	Value	Value	(5/1/18 to
	(5/1/18)	(10/31/18)	10/31/18)
Institutional Class
Actual(2)	$1,000.00	$ 987.80	$5.01
Institutional Class
Hypothetical
(5% return
before expenses)	$1,000.00	$1,020.16	$5.09

(1)
Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.00%, multiplied by the average account value over the period, multiplied by184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended October 31, 2018 of -1.22%.

CG CORE TOTAL RETURN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
October 31, 2018 (Unaudited)

CG CORE TOTAL RETURN FUND
ADDITIONAL INFORMATION
October 31, 2018 (Unaudited)

TRUSTEES AND OFFICERS

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Trustee	During Past Five Years

INDEPENDENT TRUSTEES

Harlan K. Ullman, Ph.D.	Trustee	Since 2013	Chairman, Killowen Group	1	Independent Director,
805 Third Avenue,			(consulting firm), since 1987;		The Wall Street Fund,
Suite 1120			Senior Advisor, The Atlantic		Inc.; Independent
New York, NY 10022			Council, since 2007.		Trustee, Wall Street
Year of Birth: 1941			Distinguished Senior Fellow		EWM Funds Trust;
			and Visiting Professor, US Naval		Chairman, CNI Guard,
			War College, Newport, RI.		CNI Guard, Inc., and
the Killowen Group;
Advisory Board of
Business Executives for
National Security.
Member and Director,
IE-SPS Ltd.

Amb. Kurt D. Volker	Trustee	Since 2013	Special Representative for	1	Independent Director,
805 Third Avenue,			Ukraine Negotiations, U.S.		The Wall Street Fund,
Suite 1120			Department of State, since		Inc.; Independent
New York, NY 10022			July 2017; Executive		Trustee, Wall Street
Year of Birth: 1964			Director, McCain Institute		EWM Funds Trust;
			for International Leadership,		Trustee, Institute for
			Arizona State University,		American Universities,
			since February 2012; Senior		Aix-en-Provence,
			Fellow and Managing Director,		France.
Center for Transatlantic Relations,
JHU-SAIS, a think tank, since
September 2009; Senior Advisor,
Atlantic Council, since October

CG CORE TOTAL RETURN FUND
ADDITIONAL INFORMATION (continued)
October 31, 2018 (Unaudited)

TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Trustee	During Past Five Years

Robert P. Morse**	Chairman,	Since 2013	Chief Executive Officer and	1	Chairman, Director,
805 Third Avenue,	President		Chairman, Morse Asset		Senior Portfolio
Suite 1120	and Trustee		Management, Inc., since 2016;		Manager, The Wall
New York, NY 10022			Senior Portfolio Manager,		Street Fund, Inc.;
Year of Birth: 1945			Wall Street Management		Trustee, Wall Street
			Corporation, since 2013;		EWM Funds Trust;
			Chief Executive Officer,		English Speaking
			Chairman and Director,		Union of the U.S.;
			CG Asset Management, LLC,		Society of Mayflower
			2013 – 2016; Partner and		Descendants;
			Senior Portfolio Manager,		Whitehead Institute of
			Evercore Wealth Management, LLC,		Biomedical Research;
			2010 – 2013; Chief Executive		Youngs Memorial
			Officer and Chief Investment		Cemetery/Theodore
			Officer, Morse, Williams & Co.,		Roosevelt Memorial;
			Inc., 1981 – 2010; President and		Sterling Gorge,
			sole Director, Wall Street		Vermont Preservation
			Management Corporation,		Trust; Morse Williams
			1984 – 2010.		Holding Co., Inc.

OFFICERS

I. Andrew McLaughlin	Executive	Since 2014	Executive Vice President,	N/A	N/A
805 Third Avenue,	Vice		Secretary and Chief
Suite 1120	President,		Compliance Officer, Morse
New York, NY 10022	Secretary		Asset Management, Inc.,
Year of Birth: 1981	and Chief		Since 2016; Vice President,
	Compliance		Wall Street Management
	Officer		Corporation, since 2014;
Vice President and Assistant
Secretary, CG Asset
Management, LLC, 2013 –
2016; Vice President, Evercore
Wealth Management, LLC,
2010 – 2013; Associate, Morse,
Williams & Co., Inc., 2004 – 2010.

CG CORE TOTAL RETURN FUND
ADDITIONAL INFORMATION (continued)
October 31, 2018 (Unaudited)

TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Trustee	During Past Five Years

Jian H. Wang	Executive	Since 2013	Executive Vice President,	N/A	N/A
805 Third Avenue,	Vice		Wall Street Management
Suite 1120	President		Corporation, since 2013;
New York, NY 10022	and		Managing Director and
Year of Birth: 1962	Treasurer		Treasurer, CG Asset
Management, LLC, 2013 –
2016; Vice President,
Evercore Wealth Management,
LLC, 2010 – 2013; Managing
Director and Principal, Morse,
Williams & Co., Inc., an
investment adviser affiliate
of the Fund, 2005 – 2010;
Senior Trader, Morse, Williams
& Co., Inc., 1998 – 2010.

Robert B. Morse	Executive	Since 2017	Principal and Managing	N/A	N/A
805 Third Avenue,	Vice		Director, Morse Asset
Suite 1120	President		Management, Inc., since
New York, NY 10022			2016; Principal and
Year of Birth: 1980			Managing Director, CG Asset
Management, LLC, 2013 –
2016; Financial Advisor,
Merrill Lynch, Pierce, Fenner
& Smith, Inc., 2011 – 2015;
Associate Director, UBS
Securities, LLC, 2007 – 2011;
Registered Client Associate,
Wall Street Management
Corporation, 2004 – 2007.

*
Each Trustee serves for an indefinite term until his or her successor is duly elected and qualifies, unless the Trustee resigns, dies or is removed in accordance with the provisions of the Fund’s By-Laws.

**	Denotes a Trustee who is an “interested person” in the Fund because of his association with the Adviser and Sub-Adviser.

CG CORE TOTAL RETURN FUND
ADDITIONAL INFORMATION (continued)
October 31, 2018 (Unaudited)

Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-855-460-2838 or by accessing the Fund’s website at www.cgfundstrust.com and the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at 1-855-460-2838.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.cgfundstrust.com on a monthly basis.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended October 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2018, was 100% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.00% for the Fund.

PRIVACY NOTICE

We recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•	Account applications and other required forms

•	Written, oral, electronic or telephonic communications, and

•	Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of our customers.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER:
Wall Street Management Corporation
805 Third Avenue, Suite 1120
New York, New York 10022

TRUSTEES:
Robert P. Morse, Chairman
Harlan K. Ullman, Ph.D.
Amb. Kurt D. Volker

TRUSTEE EMERITAS:
James L. Farrell, Ph.D.

PRINCIPAL OFFICERS:
Robert P. Morse, President & Chief Executive Officer
I. Andrew McLaughlin, Executive Vice President,
  Secretary & Chief Compliance Officer
Jian H.Wang, Executive Vice President & Treasurer
Robert B. Morse, Executive Vice President

PRINCIPAL UNDERWRITER:
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN:
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
AND DIVIDEND PAYING AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM:
Tait Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL:
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CG CORE TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-460-2838 (toll free)
http://www.cgfundstrust.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Harlan K. Ullman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal year ended October 31, 2018, the Fund’s principal accountant was Tait Weller & Baker, LLP. For the fiscal year ended October 31, 2017, the Fund’s principal accountant was Cohen & Company, LTD. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$12,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP for the fiscal year ended October 31, 2018, and Cohen & Company, LTD for the fiscal year ended October 31, 2017, applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was a change in the registrant’s independent public accountant for the period covered by this report. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     CG Funds Trust

By (Signature and Title)*    /s/Robert P. Morse
Robert P. Morse, President & Chief Executive Officer

Date    January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Robert P. Morse
Robert P. Morse, President & Chief Executive Officer

Date    January 7, 2019

By (Signature and Title)*    /s/Jian H. Wang
Jian H. Wang, Treasurer

Date    January 7, 2019

* Print the name and title of each signing officer under his or her signature.